UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 25, 2010

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-31355	81-0438093
(State or other jurisdiction of	(Commission File No.)	(IRS Employee Identification
incorporation or organization)		No.)
1311 Herr Lane, Suite 205
Louisville, Kentucky 40222
(Address of Principal Executive Offices)
502- 657-3500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     Beacon Enterprise Solutions Group, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 25, 2010 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected the three people listed below to serve as directors for a term of one year expiring at the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) ratified the appointment of Marcum LLP to serve as our independent registered public accounting firm for 2010.
1.	Election of Directors
The directors named below were elected to the board of directors:
Term expiring May 2011:

			Abstentions/Broker
Nominee	For	Withheld	Non-Votes
Bruce Widener	8,645,228	395,586	27,892,505
J. Sherman Henderson III	8,931,317	109,497	27,892,505
John D. Rhodes III	8,937,867	102,947	27,892,505
2.	Ratification of the appointment of Marcum LLP as the Company’s independent public accounting firm for fiscal year 2010

		Abstentions/Broker
For	Withheld	Non-Votes
19,533,402	103,359	17,296,558

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
Date: May 26, 2010	By:	/s/ Michael Grendi
Michael Grendi,
Principal Financial Officer